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                                                                    EXHIBIT 10.5
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                                    MORTGAGE

            THIS MORTGAGE ("Mortgage") is made October 8, 1996, between BIOPURE CORPORATION, a Delaware corporation with offices at 11 Hurley Street, Cambridge, Massachusetts 02141 ("Mortgagor"), and PHARMACIA & UPJOHN, INC., a Delaware corporation with offices at 7000 Portage Road, Kalamazoo, Michigan 49001 ("Mortgagee").

            WHEREAS, Mortgagor by its certain Promissory Note of even date herewith ("Note") has evidenced its obligation to pay to Mortgagee the principal sum of $9,000,000, with interest and certain other sums, all as more fully therein provided;

            NOW THEREFORE, to secure the payment of all principal, interest and other sums due or to become due under the Note, the Security Agreement dated the date hereof between Mortgagor and Mortgagee (the "Security Agreement") or this Mortgage (collectively, "Debt"), Mortgagor hereby grants, bargains, sells, conveys, aliens, enfeoffs, confirms, releases, assigns, transfers, pledges and mortgages unto Mortgagee, all and singular Mortgagor's rights, titles and interests in and to the following (collectively, "Mortgaged Property"):

            ALL THAT CERTAIN leasehold estate ("Leasehold") with respect to that certain real property located in Montgomery County, Pennsylvania, more particularly described in Exhibit "A" attached hereto and made a part hereof ("Land"), which Leasehold was created pursuant to that certain Ground Lease Agreement dated as of October 21, 1994 between Moyer Packing Company and the Mortgagor ("Base Lease") which, or a memorandum of which, was recorded on November 16, 1994 with the Montgomery County Recorder of Deeds in Deed Book 5097, page 1518, together with all Mortgagor's rights, credits, deposits, options, privileges and interests under or pertaining to the Base Lease or the Land;

            TOGETHER WITH any and all (a) buildings, structures, fixtures and improvements now or hereafter located or erected on the Land ("Improvements"; the Leasehold, Land and Improvements are sometimes herein collectively referred to as "Real Estate"), (b) passages, ways, water courses, easements, rights, estates, interests, liberties, privileges, tenements, issues, proceeds, products, profits, condemnation damages, proceeds of insurance, hereditaments and appurtenances of every type and nature whatsoever to the Real Estate belonging or appertaining, and claims or demands of any nature whatsoever of Mortgagor either at law or in equity, in possession or expectancy, of, in and to the Real Estate, (c) leases, subleases, contracts to lease and other agreements relating to the use or occupancy of all or any part of the Real Estate now or hereafter entered into by Mortgagor as landlord or sublandlord (collectively, "Leases") and the rents, security deposits, issues and profits arising or issuing therefrom ("Rents"), and (d) building materials, furniture, fixtures,
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furnishings, fittings, apparatus, appliances, machinery, equipment, supplies, inventory and personal property of every kind and nature whatsoever, now or hereafter attached to, placed, installed or located upon, or used or useful in any way with respect to, the Real Estate and all replacements thereof and modifications and additions thereto and the proceeds and products thereof (all of the things mentioned in this clause (d) being sometimes herein collectively called "Personalty");

            TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee forever, provided that if Mortgagor shall pay Mortgagee the Debt, and shall otherwise perform all Mortgagor's covenants, agreements and obligations hereunder and under the Note, then this Mortgage and the estate and interests hereby granted, shall cease and be void; otherwise this Mortgage shall remain in full force and effect.

            AND Mortgagor covenants and agrees with Mortgagee as follows:

            1. Payment of Debt. Mortgagor shall pay when due the Debt in the manner provided in the Note, the Security Agreement and this Mortgage. The Debt and each part thereof, if not paid when due, shall bear interest at the Default Rate specified in the Note ("Default Rate") from the due date until paid in full.

            2. Performance of Covenants. Mortgagor shall observe and perform faithfully when due each and every obligation, covenant and agreement on Mortgagor's part to be observed or performed under this Mortgage, the Security Agreement or the Note.

            3. Title. Mortgagor represents and warrants to Mortgagee that: (a) Mortgagor is and shall at all times remain the legal and beneficial owner of good and marketable indefeasible title to all of the Mortgaged Property, including without limitation the Leasehold, (b) there is no limitation on the right of Mortgagor to encumber the Mortgaged Property, and (c) this Mortgage is a good and valid first lien on the Mortgaged Property, subject to no other mortgage, lien, pledge, security interest or encumbrance. Mortgagor covenants to keep this Mortgage a good and valid first lien on the Mortgaged Property at all times, and shall warrant and forever defend the title to the Mortgaged Property unto the Mortgagee against every person claiming or to claim the same or any part thereof.

            4. Base Lease. The Mortgagor shall not sell, assign, modify, amend, supplement, encumber or surrender the Base Lease without the prior written consent of Mortgagee in each instance. Mortgagor shall promptly and fully keep, perform and comply with all the terms, provisions, covenants, conditions and agreements imposed upon or assumed by the Mortgagor as lessee under the Base Lease and shall not do, or permit anything to be done, or omit from doing anything, which will give the landlord under the Base Lease a right to terminate the Base Lease. If the Mortgagor shall, in any manner, fail in this agreement, Mortgagee may (but shall not be obligated to) take any action Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor in the performance of or compliance


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with any of Mortgagor's covenants or obligations under the Base Lease. Mortgagee may rely on any notice of default received from said landlord and may act thereon as herein provided even though the existence of such default or the nature thereof may be questioned or denied by Mortgagor or any party acting on behalf of Mortgagor, and such notice of default shall be conclusive evidence that a default exists for the purpose of this Section. Mortgagee shall have the right to enter upon the demised premises and any other property owned or controlled by Mortgagor which is affected by any of the terms, conditions, provisions, covenants and agreements of the Base Lease to such extent and as often as Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or cure and such default by Mortgagor. Mortgagee may expend such sums of money as Mortgagee, in its sole discretion deems necessary for any such purpose, and all sums so expended shall be deemed part of the debt and shall be secured by this Mortgage.

            5. Fee Title. Mortgagor covenants that so long as any of the Debt remains unpaid, the Leasehold shall not merge in or with the fee title or in or with any other estate or interest in the Real Estate, but always shall be complete, separate and distinct notwithstanding the occurrence of any event or events by which the Leasehold may become vested in the same person in whom said fee title is vested.

            6. Enforceability of Base Lease. Mortgagor represents and warrants to Mortgagee that: (a) the Base Lease is valid, subsisting and all the terms thereof are enforceable, (b) the rents and charges reserved in the Base Lease by the landlord thereunder, to the extent now or heretofore payable, have been fully paid and Mortgagor has no knowledge of any default thereunder by either party thereto and (c) no delinquency exists in respect to the payment of any tax, assessment, water or sewer rent or charge, or other governmental imposition of any kind levied or assessed upon the Mortgaged Property.

            7. Security Agreement. (A) Without limiting any of the provisions of this Mortgage, Mortgagor, as debtor, expressly grants to the Mortgagee, as secured party, a security interest under the Pennsylvania Uniform Commercial Code ("UCC") in all and singular the Personalty and in any portion of the balance of the Mortgaged Property which does not constitute real estate (collectively, "Collateral").

            (B) In addition to and cumulative of other remedies granted in the Loan Documents, Mortgagee may, upon the occurrence of any default by Mortgagor hereunder, proceed under the UCC as to all or any part (as Mortgagee may elect) of the Collateral, and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party under the UCC, including, without limitation, the right to sell at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any and all parts thereof in any manner permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses thereby incurred by Mortgagee, and toward payment of the Debt, in such order and manner as Mortgagee may elect.


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            (C) Among the rights of Mortgagee following a default by Mortgagor hereunder, and without limitation thereto, Mortgagee shall have the right to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary, appropriate or desirable by Mortgagee, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.

            (D) To the extent permitted by law, Mortgagor expressly waives any notice of sale or other disposition of the Collateral, and all other rights and remedies of a debtor or procedures or formalities prescribed by law relative to the sale or disposition of the Collateral or the exercise of any other right or remedy of Mortgagee existing after a default by Mortgagor hereunder.

            (E) Mortgagee, upon a default by Mortgagor hereunder, is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part or parts thereof, as Mortgagee may elect, and to receive the monies, income, proceeds and benefits attributable or accruing thereto, and to hold the same as security for the Debt or to apply it in payment of the Debt, in such order or manner as Mortgagee may elect.

            (F) Should Mortgagee elect to exercise its rights under the provisions of this Section as to part of the Collateral, such election shall not preclude Mortgagee from exercising the rights and remedies granted by the other provisions of this Mortgage or by law as to the remaining Collateral.

            (G) Mortgagee may, at its election, at any time after delivery of this Mortgage, use and file executed counterparts hereof as financing statements under the UCC.

            (H) So long as any of the Debt remains unpaid, Mortgagor shall not execute and there shall not be filed in any public office any financing statement or statements affecting the Collateral other than financing statements in favor of Mortgagee hereunder.

            (I) Financing statements have been executed by the parties simultaneously with the execution and delivery hereof, and are intended to be forthwith filed and recorded in all appropriate filing and recording offices. Mortgagee is authorized to file and record additional financing statements and continuations thereof in each jurisdiction where Mortgagee deems it necessary or desirable, and, at the request of Mortgagee, Mortgagor shall join Mortgagee in executing one or more additional financing statements in form satisfactory to Mortgagee, and will pay the cost of filing or recording such financing statements or executed counterparts of this Mortgage, as financing statements, in all public offices at any time and from time to time whenever such filing or recording is deemed by Mortgagee to be necessary or desirable. Mortgagor shall also pay the cost of filing or recording all such continuation statements deemed by Mortgagee to be necessary or desirable.


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            8. Insurance. (A) Mortgagor shall at all times keep the Mortgaged
Property insured for the protection of Mortgagee against such risks, and with such coverages, as Mortgagee shall from time to time require, including without limitation, broad form, comprehensive fire and extended coverage insurance, with coverage for theft, vandalism and malicious mischief, for the full replacement value of the Improvements, and rent insurance with respect to the Rents payable for the one year period following the occurrence of a casualty. All insurance policies required by this paragraph shall contain: (i) a "New York" or "Massachusetts" form noncontributory mortgagee clause providing, among other things, that any payment occasioned by loss thereunder shall be payable to the holder of this Mortgage alone, and that Mortgagee shall not be subject to defenses otherwise available to the insurer against the insured thereunder, (ii) a waiver of subrogation as to Mortgagee's interest, (iii) a waiver of co-insurance as to Mortgagee, and (iv) if requested by Mortgagee from time to time, an "owner not in control" endorsement.

            (B) Mortgagor shall at all times maintain comprehensive general public liability insurance, worker's compensation insurance and such other liability insurance incident to the ownership of the Mortgaged Property as Mortgagee may from time to time require. All insurance policies required by this paragraph shall, at Mortgagee's election, name Mortgagee as a co-insured party.

            (C) If, at any time or from time to time, the Real Estate is located in a designated "flood prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendment or supplement thereto, then Mortgagor shall obtain flood insurance and shall take such other action as may be necessary to comply fully with the National Flood Insurance Program set forth in said Act. Mortgagor shall comply fully with the National Flood Insurance Act of 1968, as the same may be amended from time to time, and all other laws, orders, rules, ordinances and regulations concerning flood insurance, to the extent applicable to the Mortgaged Property.

            (D) Without limitation to the foregoing, the following provisions shall apply to each and every policy of insurance which Mortgagor is hereby required to carry: (i) the form, amount and coverage of each policy, and the insurer under each policy, shall be subject to Mortgagee's approval, (ii) Mortgagor shall cause each carrier thereof to deliver its certificate of insurance to Mortgagee, certifying the applicable insurance provisions herein required, (iii) within five days after Mortgagee's request, Mortgagor shall deliver to Mortgagee an original copy of each policy, (iv) each policy shall state that it has been prepaid by Mortgagor (or in lieu of such statement, Mortgagor shall provide Mortgagee with evidence of such prepayment), and shall require thirty (30) days' written notice by the carrier to Mortgagee prior to any cancellation, expiration, amendment or lapse thereof, (v) no policy shall name a loss payee or beneficiary other than Mortgagor and Mortgagee or any party named as a loss payee or beneficiary on the date hereof, (vi) at least thirty
(30) days prior to the expiration of each policy, Mortgagor shall provide Mortgagee with certificates (or copies of policies, if required by Mortgagee as aforesaid) of renewal or replacement policies, (vii)


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each policy shall be issued by a carrier duly licensed in the state in which the
Real Estate is located, (viii) in the event of loss, or an event which would constitute loss, under any policy, Mortgagor shall give immediate notice thereof to Mortgagee shall promptly make proper proof of loss with the appropriate insurance carriers and shall provide Mortgagee with copies of same, and Mortgagee may at its election make proofs of loss if not made promptly by Mortgagor, and (ix) Mortgagee shall have the right to retain and apply the proceeds of all insurance to restoration or repair of the property damaged.

            (E) If the Mortgaged Property, or any part thereof, is destroyed or damaged by any cause, Mortgagor shall as soon as possible, at Mortgagor's expense and regardless of whether insurance proceeds shall be made available for such purpose, restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction.

            9. Taxes. Mortgagor shall pay, before the same become delinquent, all taxes, assessments and charges of every nature and by whomever assessed that may now or hereafter be levied or assessed against, or that by reason of nonpayment may become a lien upon, the Mortgaged Property, and Mortgagor shall submit to Mortgagee evidence of the due and punctual payment thereof.

            10. Payment of Liens. Mortgagor shall pay at or prior to maturity thereof, and in strict accordance with the terms thereof, any and all: (a) claims, liens, encumbrances and sums which are or shall hereafter become or appear to be an encumbrance, whether senior or subordinate hereto, upon the Mortgaged Property or any part thereof or interest therein, including but without limiting the generality of the foregoing, any and all claims for work or labor performed, or materials or services supplied in connection with any work upon the Mortgaged Property, and (b) claims, charges and sums, the non-payment of which could result in a lien, claim or encumbrance on the Mortgaged Property or which could confer upon a tenant of any part of the Mortgaged Property a right to recover such claim, charge or sum as prepaid rent or as a credit or offset against future rent. Mortgagor shall promptly furnish to Mortgagee receipts evidencing all of the aforementioned payments.

            11. Condemnation. All awards made by any public or quasi-public authority to the owners of the Mortgaged Property by virtue of an exercise of the right of eminent domain are hereby mortgaged and assigned to Mortgagee, and Mortgagee is hereby authorized, directed and empowered, at its option, to collect and receive the proceeds of all such awards from the authorities making the same and to give proper receipts and acquittances therefor. Mortgagee may, at its election: (a) apply the net proceeds (i.e., after deducting Mortgagee's costs of recovering same) of any such award to the discharge of the Debt whether or not then due and payable, in whatever order and manner Mortgagee elects, or
(b) pay or make available to Mortgagor such net proceeds, upon such terms and conditions as Mortgagee may elect.


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            12. Collection of Rents. Mortgagor hereby irrevocably assigns the
Leases and Rents to Mortgagee and grants to Mortgagee the present and continuing right, coupled with an interest, to collect the Rents and to enforce the Leases and to enter and possess the Mortgaged Property for such purposes. However, Mortgagee hereby conditionally waives such right, and grants to Mortgagor the revocable license to collect and to enforce the same, provided, however, that said waiver and license may, after a default by Mortgagor hereunder, be revoked by Mortgagee at any time by giving notice of such revocation to Mortgagor. All Rents collected by Mortgagor after a default shall have occurred hereunder shall be held by Mortgagor as a trust fund for Mortgagee. Following such notice of revocation, Mortgagee may retain and apply the Rents towards payment of the Debt in such order and manner as Mortgagee may elect.

            13. Condition of Mortgaged Property. Mortgagor shall keep the Mortgaged Property, and each part thereof, in good order and repair and in good, safe, first class operating condition. Mortgagor shall make promptly when needed all necessary repairs, renewals, replacements, additions and improvements to the Mortgaged Property, and shall not allow the Mortgaged Property, or any part thereof, to be abandoned, vacated, misused, abused or wasted, or to deteriorate. Mortgagor shall not, without in each instance the prior consent of Mortgagee, remove from the Mortgaged Property any fixture, machinery or equipment except that which is replaced immediately by Mortgagor as part of routine maintenance, or make any structural or other material alteration to the Mortgaged Property without in each instance the prior consent of Mortgagee.

            14. Compliance with Laws. Mortgagor shall comply with all laws, orders, ordinances, regulations, restrictions and requirements of all governmental authorities affecting the Mortgaged Property and the use thereof.

            15. No Impairment of Security. Mortgagor shall not do or suffer any act or forbearance which would impair the security for the Debt or the lien of this Mortgage on the Mortgaged Property.

            16. No Transfers. Mortgagor shall not assign, convey, mortgage, pledge, transfer, encumber, grant a security interest with respect to or hypothecate all or any part of the Mortgaged Property or any interest therein. Any transfer by operation of law of the Mortgaged Property, or any part thereof or interest therein, shall constitute a default hereunder. If Mortgagor is a corporation or partnership, any transfer, sale, pledge or other disposition (whether in a single transaction or a series of transactions) of 50% or more of the stock of Mortgagor as of the date hereof (if Mortgagor is a corporation) or of the partnership interests in Mortgagor as of the date hereof (if Mortgagor is a partnership) shall constitute a default hereunder.

            17. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing, and shall be mailed United States registered or


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certified mail, postage prepaid, or personally delivered, to the parties at their respective addresses first above noted, or to such other address as a party may designate by notice to the other party.

            18. Mortgage Tax. If any law or ordinance now or hereafter imposes a tax (including, without limitation, a document or revenue stamp tax) either directly or indirectly on this Mortgage, Mortgagor shall pay such tax within the time same is payable to the relevant taxing authority without penalty.

            19. Entry. Mortgagee, and its agents, employees, contractors and representatives, shall have the right to enter upon and to inspect the Mortgaged Property at all times.

            20. Default. The Mortgagor shall be in default hereunder upon the occurrence of an "Event of Default" as defined in the Note.

            21. Acceleration. The unpaid principal indebtedness of the Note, plus all other sums secured by this Mortgage and the Security Agreement, and all accrued interest thereon, shall become due and payable immediately, without notice or demand upon the occurrence of any default hereunder.

            22. Remedies. Upon the occurrence of any default by Mortgagor hereunder, Mortgagee may forthwith exercise, separately, concurrently, successively or otherwise, any and all rights and remedies available to Mortgagee pursuant to this Mortgage, the Note, the Security Agreement or available by law, equity or otherwise, including without limitation (a) enforcement of payment of the Note, (b) foreclosure of this Mortgage, (c) institution of action or actions for specific performance of the agreements and obligations of Mortgagor hereunder, and Mortgagor agrees that all agreements and obligations of Mortgagor hereunder shall be specifically enforceable by injunction or any other appropriate equitable remedy, and (d) with or without taking physical possession of the Mortgaged Property, the collection and receipt of all income, rents, issues and profits from the Mortgaged Property, including without limitation the Rents, and after deducting the costs of alterations, improvements, repairs, operation and leasing, including without limitation counsel fees, incurred by Mortgagee in doing any of the foregoing or in taking any of the steps set forth in the immediately following Section hereof, the application of the net income therefrom to the Debt in such order and manner as Mortgagee may elect. The Mortgagor and Mortgagee acknowledge and agree to comply with all applicable provisions of the Base Lease.

            23. Possession. Upon any default by Mortgagor hereunder, and in addition to all other rights and remedies available to it, Mortgagee shall have the right, with or without judicial process, to enter upon and take possession of the Mortgaged Property, breaking open doors and locks if it deems necessary for such purpose without civil or criminal liability for trespass, damages, forcible entry and detainer or otherwise, and, upon so doing, Mortgagee


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may, in its discretion and in addition to all other rights, as mortgagee in possession, alter, improve, repair, complete, change or add to the Mortgaged Property or any part thereof, and, in the name of Mortgagor or Mortgagee (as Mortgagee may elect), operate and lease the Mortgaged Property or any part thereof upon such terms and conditions as Mortgagee shall elect. In doing any of the foregoing, Mortgagee shall have the right to expend such amounts as Mortgagee shall deem proper, all of which expenditures, with interest thereon from the dates of such expenditures until repaid at the Default Rate specified in the Note, shall be payable on demand of Mortgagee.

            24. Action for Possession. The provisions of this Section shall apply whenever and as often as Mortgagee shall have the right to take possession of the Mortgaged Property. Mortgagor irrevocably appoints, authorizes and empowers any attorney of any court of competent jurisdiction to appear as attorney, and, in addition, as attorney-in-fact (which appointment shall be deemed coupled with an interest), for Mortgagor, as well as for all persons claiming under, by or through Mortgagor, to sign an agreement for entering in any such court an amicable action in ejectment for possession of the Mortgaged Property, without the necessity of filing any bond and without any stay of execution or appeal, against Mortgagor and all persons claiming under, by or through Mortgagor, and/or, as Mortgagee may elect, confess judgment in ejectment for the recovery by Mortgagee of possession of the Mortgaged Property. For all such action this instrument, or a copy thereof verified by affidavit of Mortgagee or anyone on behalf of Mortgagee, shall be a sufficient warrant. Upon entry of such agreement or judgment, a writ of possession or other appropriate process to obtain possession of the Mortgaged Property may be issued forthwith, without any prior writ or proceeding whatsoever, Mortgagor hereby releasing and agreeing to release Mortgagee and said attorneys from all errors and defects whatsoever in entering such agreement or judgment or in causing such writ or process to be issued or in any proceeding thereon or concerning the same, provided that Mortgagee shall have filed in such action an affidavit made by someone on Mortgagee's behalf setting forth the facts necessary to authorize the entry of such agreement or judgment according to the terms of this Mortgage, of which facts such affidavit shall be conclusive evidence. If for any reason after any such action has been commenced, the same shall be discontinued, marked satisfied of record or be terminated, or possession of the Mortgaged Property remain in or be restored to Mortgagor or anyone claiming under, by or through Mortgagor, Mortgagee may, whenever and as often as Mortgagee shall have the right to take possession again of the Mortgaged Property, bring one or more further amicable actions in the manner herein before set forth to recover possession of the Mortgaged Property and to enter one or more confessed judgments as hereinabove provided, and the authority and power above given to any such attorney shall extend to all such further amicable actions and judgments. Mortgagee shall have the right to bring such amicable action in ejectment and confess judgment therein as hereinabove provided whether before or after an action of mortgage foreclosure is brought or foreclosure or other proceedings are instituted or concluded upon this Mortgage or the Note.


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            25. Appointment of Receiver. Upon any default by Mortgagor,
Mortgagee, as a matter of right and without notice, and without regard to the then value of the Mortgaged Property or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or sequestrator of the Mortgaged Property, and the Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.

            26. Sale. If this Mortgage is foreclosed, or if judgment is entered against Mortgagor under the Note, the Mortgaged Property may, at the discretion of Mortgagee, be sold as a whole or in parts or lots, or in several interests or portions and in any order or manner.

            27. Attorneys' Fees. In the event Mortgagee consults attorneys for the collection of any of the Debt or the enforcement of any of the terms, covenants or conditions hereof or of the Note, Mortgagor shall pay on demand all fees, costs and expenses of such attorneys.

            28. Mortgagee's Right to Perform Obligations. If Mortgagor shall default in the performance of any of its agreements or obligations hereunder or under the Note or the Base Lease, then Mortgagee shall have the right, but not the obligation, to perform same for Mortgagor and to make all advances of funds in connection therewith as Mortgagee deems appropriate, in which case all costs and expenses so incurred by Mortgagor (including without limitation attorneys' fees) shall be paid by Mortgagor on demand, together with interest at the Default Rate from the date of incurrence until the date of payment. If Mortgagee shall elect to perform any such agreement or obligation, then Mortgagee shall be subrogated to all the rights and remedies of all other persons intended to be or in fact benefited by the performance of such agreement or obligation. No such performance by Mortgagee shall be deemed to relieve Mortgagor from any default hereunder or impair any right or remedy consequent thereon, and the exercise of the right of performance granted in this Section shall be optional with Mortgagee and not obligatory, and Mortgagee shall not in any case be liable to Mortgagor for a failure or refusal (a) to exercise any such right, or (b) to continue to exercise such right after having commenced such exercise.

            29. Waivers. Mortgagor hereby waives and relinquishes the benefits of any present or future laws: (a) exempting the Mortgaged Property, or any part thereof, or any other property whatsoever, or of the proceeds arising from any sale thereof, from attachment, levy, sale or execution, (b) staying of execution or other process, or (c) requiring valuation or appraisement of the Mortgaged Property or of any other property levied or sold in execution on any judgment for the Debt. Mortgagor, so far as permitted by law, waives and will waive the right to a trial by jury in connection with all suits, actions or proceedings instituted by the Mortgagee.


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            30. Cumulative Remedies. All rights and remedies of Mortgagee hereunder and under the Note and any other security now or hereafter given with respect to the Debt are separate, distinct and cumulative and in addition to the rights and remedies provided by law. The failure of Mortgagee to insist upon strict performance of any term or provision hereof shall not be deemed to be a waiver of such term or provision, or of any right or remedy of Mortgagee.

            31. Further Assurances. Mortgagor shall, promptly following the request of Mortgagee, execute, acknowledge, deliver and record or file such further documents and do such further acts as Mortgagee may deem necessary, desirable or proper to carry out more effectively the purposes of this Mortgage or to protect the lien or the security interest granted herein against the rights or interests of third persons, and Mortgagor shall pay on demand all costs connected with any of the foregoing.

            32. Estoppel Certificates. Mortgagor, within five days following the request of Mortgagee from time to time, shall furnish a duly acknowledged written statement to Mortgagee and to any other person designated by Mortgagee, setting forth the amount of the Debt secured by this Mortgage and stating either that no offset or defense exists against the Debt, or if any such offset or defense is alleged to exist, stating the nature and amount thereof.

            33. Invalidity. If any term, provision, or condition of this Mortgage, the Note or any other security now or hereafter given with respect to the Debt, or the application thereof to any person or circumstance, shall be invalid, illegal or unenforceable in any respect, the remainder of this Mortgage, the Note and such other security shall be construed without such provision and the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, as the case may be, shall not be affected thereby, and each term and provision of this Mortgage, the Note and such other security shall be valid and enforced to the fullest extent permitted by law.

            34. Headings; Pronouns. The headings of the sections of this Mortgage are for convenience only and have no meaning with respect to this Mortgage or the rights or obligations of Mortgagor or Mortgagee. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein: words used in this Mortgage are used interchangeably in singular or plural form; "person", as used herein, includes an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; "Mortgaged Property" includes all and singular each and every portion of the Mortgaged Property and estate or interest therein; "holder" means any holder from time to time of the Note; "hereof", "herein" and "hereunder" and other words of similar import refer to this Mortgage as a whole; "Mortgage" includes these presents as supplemented or amended from time to time by written instrument(s) entered into by Mortgagor and Mortgagee; "Note" includes all written supplements or amendments to the Note from time to time entered into by Mortgagor and Mortgagee; "Mortgagor" includes Mortgagor's trustees, successors and permitted assigns; and "Mortgagee" includes Mortgagee's trustees, successors and assigns. Whenever the context may require, all pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of pronouns or nouns shall include the plural and vice versa.

            35. Amendments. This Mortgage can be changed only by a written instrument executed by Mortgagor and Mortgagee.

            36. Governing Law. This Mortgage and all issues arising hereunder shall be governed by the laws of the state in which the Real Estate is located.

            37. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall constitute an original instrument.

            IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date first above written.


(CORPORATE SEAL)                        BIOPURE CORPORATION, as Mortgagor

Attest:

/s/ Maria S. Gawryl                     By: /s/ Brian A. Lajoie
------------------------------             ------------------------------
Name: Maria S. Gawryl                      Name: Brian A. Lajoie
Title: V.P. -  Research and                Title: V.P. - Finance
       Development

                                        PHARMACIA & UPJOHN, INC., as
                                         Mortgagee

                                        By: /s/ Robert G. Kramer
                                           ------------------------------
                                           Name: Robert G. Kramer
                                           Title: Director Corporate Treasury

CONSENT:

Moyer Packing Company, as lessor under the Base Lease, hereby consents to the making of this Mortgage between the Mortgagor and the Mortgagee.

MOYER PACKING COMPANY


By: /s/ William G. Morral
   --------------------------------
   Name:  William G. Morral
   Title: SRVP & CFO

STATE OF      :
              :     SS
COUNTY OF     :

            On this, the 7th day of October, 1996, before me, a notary public, the undersigned officer, personally appeared Brian A. Lajoie, who acknowledged himself to be the VP - Finance of Biopure Corporation, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

            In witness whereof, I hereunto set my hand and official seal.

                                 (Notarial Seal)


                                      /s/ Hazel V. Forney
                                      ----------------------------------
                                      Notary Public
                                      My Commission Expires: Jan 4, 2002

STATE OF      :
              :     SS
COUNTY OF     :

            On this, the _______ day of ______________, 1996, before me, a notary public, the undersigned officer, personally appeared ____________________________, who acknowledged himself to be the
__________________ of Pharmacia & Upjohn, Inc., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

            In witness whereof, I hereunto set my hand and official seal.

                                 (Notarial Seal)


                                      ----------------------------------
                                      Notary Public
                                      My Commission Expires:

STATE OF      :
              :     SS
COUNTY OF     :

            On this, the _____ day of ______, 1996, before me, a notary public, the undersigned officer, personally appeared _____________________, who acknowledged himself to be the __________________ of Biopure Corporation, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

            In witness whereof, I hereunto set my hand and official seal.

                                 (Notarial Seal)


                                      ----------------------------------
                                      Notary Public
                                      My Commission Expires:

STATE OF      :
Michigan      :     SS
COUNTY OF     :
Kalamazoo

            On this, the 7th day of October, 1996, before me, a notary public, the undersigned officer, personally appeared Robert G. Kramer, who acknowledged himself to be the Director Corporate Treasury of Pharmacia & Upjohn, Inc., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

            In witness whereof, I hereunto set my hand and official seal.

                                 (Notarial Seal)


                                      /s/ Carolyn S. Vandermolen
                                      ----------------------------------
                                      Notary Public
                                      My Commission Expires:
                                      17 January 2001

                                   EXHIBIT "A"

                             DESCRIPTION OF THE LAND

                                  See Attached

                                                            RECEIVED OCT 14 1994

                      [LETTERHEAD OF URWILER & WALTER, INC]

                                                                October 10, 1994

Description of Lot #2.

ALL THAT CERTAIN tract of land situate in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on Mopac Plan of Subdivision (Sheet 1 of 1), prepared for Mopac by Urwiler & Walter, Inc. dated August 24, 1994, bounded and described as follows, to wit:

BEGINNING at a point on the Southeast ultimate right-of-way line of Souder Road (30 feet wide half width), said point being in the line of lands of Lot #2 and the lands of Terry L. Kiser, said point being also located the following two (2) dimensions from a point marking the intersection the centerline of Souder Road S.R. 1005 and the centerline of Allentown Road S.R. 1001 (33 feet legal right-of-way):

(1)   in a Southwesterly direction 370.00 plus or minus feet to a point

(2)   South 41 degrees 12 minutes 40 seconds East 27.77 feet to a point;

THENCE from said beginning point and extending along the said dividing line and on and thru a 30 feet wide drainage easement South 41 degrees 12 minutes 40 seconds East 234.04 feet to a point, said point being the Northwest corner of lands of Kenneth R. Schumann;

THENCE along said Schumann lands and the lands of James R. Depermentier South 39 degrees 55 minutes 22 seconds East 79.02 feet to a point, said point being the Northwest corner of Lot #1, said point being also in and along a proposed 20 feet wide utility easement;

THENCE along the line dividing the lands of Lot #1 and #2 South 27 degrees 43 minutes 00 seconds West 241.96 feet to a point, said point being in the Northeast line of lands of Dale L. & M. Aldine Frankenfield;


  CIVIL ENGINEERING o SITE PLANNING o MUNICIPAL ENGINEERING o TRAFFIC ANALYSIS
                                  o SURVEYING

URWILER & WALTER, INC./Mopac/Lot #2/October 10, 1994/Page 2


THENCE along said Frankenfield lands South 44 degrees 31 minutes 22 seconds West
359.58 feet to a point, said point being in the Northeast corner of lands of Lot #3;

THENCE along Lot #3 and crossing a 20 feet wide utility easement North 45 degrees 32 minutes 52 seconds West 381.24 feet to a point, said point being on the Southeast ultimate right-of-way of Souder Road aforesaid;

THENCE along the Southeast ultimate right-of-way of Souder Road North 44 degrees 27 minutes 08 seconds East 616.74 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING: 5.090 acres of land more or less.